Exhibit 99.1

SCBT Financial Corporation KEEFE, BRUYETTE, & WOODS Regional Bank Conference March 4 - 5, 2009

2 Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Forward-Looking Statements:

3 SCBT Financial Corporation Third largest independent commercial bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 75 years Strong asset quality and credit underwriting remain the fundamentals of SCBT

4 Experienced Management Team Years of Name Experience Current Position Robert R. Hill, Jr. 13/20 CEO John C. Pollok 13/20 COO & CFO Joe E. Burns 8/31 CCO Richard C. Mathis 9/26 CRO John F. Windley 6/32 President - SCBT Thomas S. Camp 10/33 President - SCBT of the Piedmont

December 22, 2008—opened a full-service branch on James Island, South Carolina. December 8, 2008—opened a full-service branch in Irmo, South Carolina to replace the limited-service branch. Offices Opened in 2008

6 Closing Price as of 03-02-2009 $19.38 Price / Earnings (TTM) 12.76x Market Capitalization at 03-02-2009 ~$219MM (11,322,178 outstanding shares at 03-02-2009) Listed on the NASDAQ Global Select Market At A Glance SCBT Financial Corporation

7 Common Stock Raise (PIPE) 7 Privately placed 1,010,000 shares at $28.00 per share Approximately 25 investors – both new and existing Closed on October 28, 2008 raising approximately $26.8 million in new capital, net of issuance cost Use of proceeds – for general corporate purposes, which may include increasing our Bank’s capital to support growth Price represents more than 175% of tangible book value

8 Capital Purchase Program (CPP) 8 Effect of CPP Participation on Capital Levels **Actual Proforma of P/S issued to US Treasury $64.779 mm Total capital (to risk-weighted assets) 12.34% 15.27% Tier 1 capital (to risk-weighted assets) 10.42% 13.35% Tier 1 capital (to average assets) 8.54% 10.94% Tangible equity (to tangible assets) 6.62% 9.02% ** Closed on PIPE transaction on October 28, 2008, by privately placing 1,010,000 shares, and raising $26.8 million in additional capital. * Proforma capital impact of closing the capital purchase program and sell of preferred stock to US Treasury on January 16, 2009. December 31, 2008

9 2008 ACCOMPLISHMENTS Operating net earnings for 2008 of $22.9 million – Up 3.6% over 2007 of $22.1 million Asset quality remained solid 1. Net charge-offs – 0.26% bps vs. 0.13% 2. NPAs to total loans and OREO – 0.91% vs. 0.33% at the end of 2007 Solid loan growth – 11.2%, or $232.9 million for 2008 Deposits grew – 11.7%, or $225.4 million for 2008 Efficiency ratio improved to 63.49% for 2008 from 65.31% in 2007. Operating net earnings for 2008 excludes loss on FRE Mac P/S of $6.6 million, net of tax; excludes single charter expenses of $261m, net of tax; BOLI market value loss and equity securities OTTI of $248m, net of tax.

10 BRANCH FOOTPRINT Columbia Charlotte Myrtle Beach Hilton Head Charlotte Greenville Columbia Myrtle Beach Lowcountry-Orangeburg Charleston Hilton Head SCBT Regions Charleston Greenville

11 Deposits Market Rank Institution ($000) Share Branches 1 Wachovia (NC) $11,692,108 17.57% 152 2 Bank of America (NC) 7,512,671 11.29 123 3 BB&T (NC) 6,337,236 9.52 114 4 Carolina First Bank (SC) 5,521,614 8.30 82 5 First Citizens Bancorp (SC) 4,921,840 7.40 162 6 Synovus Financial (GA) 3,985,896 5.99 45 7 SCBT Financial Corp. (SC) 1,888,866 2.84 46 8 First FS&LA of Charleston (SC) 1,864,972 2.80 54 9 SunTrust Bank (GA) 1,800,483 2.71 67 10 Palmetto Bancshares, Inc. (SC) 1,086,487 1.63 32 South Carolina Deposit Market Share SCBT Financial Corporation Note: SCBT moved up from 8th per 6/30/07 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2008.

12 Charlotte MSA Deposit Market Share SCBT Financial Corporation Deposits Market Rank Institution ($000) Share Branches 1 Wachovia (NC) $75,515,762 69.28% 80 2 Bank of America (NC) 20,848,398 19.13 57 3 BB&T (NC) 3,438,361 3.15 55 4 Fifth Third Bank (TN) 1,846,996 1.69 34 5 SunTrust Bank (GA) 1,188,163 1.09 35 6 First Citizens Bank & Trust (NC) 875,475 .80 31 7 RBC Centura Bank (NC) 776,149 .71 18 8 SCBT Financial Corp. (SC) 398,824 .37 10 9 New Dominion Bank (NC) 389,800 .36 4 10 Citizens South Bank (NC) 373,534 .34 11 Note: Ranked 8th in FDIC Summary of Deposits as of 6/30/07 as well. Source: FDIC Summary of Deposits as of 6/30/2008.

13 Greenville Charlotte Myrtle Beach Hilton Head Charlotte Greenville Columbia Myrtle Beach Lowcountry-Orangeburg Charleston Hilton Head SCBT Regions 11.5% 8.2% 7.6% Unemployment Rates in SCBT Markets 9.9% 13.6% 6.9% 11.8% 6.5% 7.8% 11.8% 7.9% 7.0% 8.1% 15.5% 9.1% 8.3% Source: December 2008 Rates from S.C. & N.C. Employment Security Commissions Charleston Columbia

14 S.C. REAL ESTATE MARKETS Source: December 2008 Rates from S.C. Realtors MLS Stats. 2007 YTD 2008 YTD % Change 2007 2008 % Change 2007 YTD 2008 YTD % Change Beaufort 824 748 -9.2% 221 201 -9.0% 186 202 8.6% Charleston Trident 11,530 7,933 -31.2% 210 202 -3.8% 93 118 26.9% Coastal Carolinas 7,810 5,616 -28.1% 201 177 -11.9% 219 195 -11.0% Gr. Columbia 10,631 8,446 -20.6% 146 143 -2.1% 85 98 15.3% Gr. Greenville 9,370 7,529 -19.6% 149 152 2.0% 88 94 6.8% Hilton Head Area 2,382 1,971 -17.3% 370 324 -12.4% Piedmont Regional Assoc. 3,909 2,837 -27.4% 161 157 -2.5% 121 136 12.4% State Totals 57,951 43,623 -24.7% 160 155 -3.1% 138 144 4.3% Information not provided Average Days on the Market (DOM) Median Price of Residential Homes (in Thousands) Number of Residental Homes, Condos & Villas Sold

THE SOUTH - 2009 HOUSING OUTLOOK

MARKET AREA	2008 Median House Price	Projected Price Change 2009	Projected Price Change 2010
1 McAllen-Mission, Texas	$ 66,630	2.8%	8.0%
2 New Orleans	161,200	0.6%	4.2%
3 Fort Worth-Arlington	122,200	-0.4%	3.1%
4 Birmingham, AL	159,290	-0.6%	2.0%
6 El Paso, TX	137,460	-0.9%	1.9%
8 Dallas-Irving	157,190	-1.2%	2.3%
12 Columbia, SC	146,970	-1.6%	0.5%
13 Little Rock	131,300	-1.6%	1.2%
14 Oklahoma City	128,190	-1.9%	0.7%
15 Austin	189,410	-1.9%	0.7%
17 Tulsa	126,730	-2.1%	2.1%
19 Houston	151,110	-2.3%	1.7%
22 Greenville, SC	159,470	-2.4%	0.1%
23 San Antonio	154,350	-2.6%	0.3%
26 Greensboro-High Point, NC	149,240	-2.7%	0.1%
30 Atlanta-Marietta	155,630	-3.2%	0.9%
34 Nashville	176,900	-3.5%	0.0%
36 Louisville	133,630	-3.9%	0.3%

MARKET AREA	2008 Median House Price	Projected Price Change 2009	Projected Price Change 2010
38 Knoxville, TN	149,730	-4.1%	-0.2%
39 Memphis	117,590	-4.4%	2.9%
42 Charlotte	199,030	-5.9%	-1.6%
44 Baton Rouge	164,660	-6.0%	0.7%
45 Raleigh	217,510	-6.2%	-0.5%
46 Richmond	217,600	-6.8%	-1.9%
55 Wilmington, Del	221,370	-10.9%	0.2%
67 Virginia Beach-Norfolk	235,670	-13.3%	-4.1%
73 Bethesda-Gaithersburg, MD	385,220	-14.6%	-1.6%
75 W. Palm Beach-Boca Raton	318,880	-14.9%	-3.0%
76 Sarasota-Bradenton, Fla.	244,770	-15.1%	-2.5%
78 Baltimore	268,710	-15.2%	-5.8%
81 Jacksonville	176,380	-15.6%	-5.4%
83 Tampa-St Petersburg	177,860	-17.0%	-3.8%
89 Fort Lauderdale	291,330	-18.8%	-4.6%
90 Orlando-Kissimmee	218,510	-19.8%	-7.1%
91 Washington, DC	343,160	-19.9%	-5.7%
97 Miami-Miami Beach	293,590	-22.8%	-6.4%

Source: **FORTUNE December 22, 2008**

SERVICE All day. Every day.

15

16 How we measure success ? Soundness Profitability Growth

Sound Balance Sheet 17 YTD 12/31/08 YTD 09/30/08 Allowance at Beginning of Period $ 29,199 $ 28,760 Net Charge-Offs (Recoveries): Construction/Land Development 195 1,080 0.063% 0.073% Commercial Non-Owner Occupied 46 - 0.002% -0.001% Commercial Owner Occupied 150 - 0.002% 0.015% Consumer Owner Occupied 50 173 0.018% 0.028% Home Equity Lines 321 337 0.035% 0.000% Commercial & Industrial 543 390 0.059% 0.047% Consumer Non-Real Estate 376 217 0.037% 0.002% Other Income Producing Property 146 - 0.008% 0.028% Other 221 149 0.037% 0.036% Total Net Charge-Offs 2,048 2,346 0.260% 0.228% Provision for Loan Losses 4,374 2,785 Allowance at End of Period $ 31,525 $ 29,199 Allowance as a Percentage of Loans 1.36% 1.28% Asset Quality (dollars in thousands) NCO's as a % of YTD Ave. Loan Portfolio Annualized 3 Months Ended 12/31/08 3 Months Ended 09/30/08

Charge-offs by Region (dollars in thousands) YTD 12/31/08 YTD 09/30/08 Net Charge-Offs (Recoveries): Beaufort 389 $ 513 $ 0.056% 0.054% Charleston 154 37 0.009% 0.003% Grand Strand 56 634 0.040% 0.050% Low Country 464 504 0.056% 0.048% Midlands 233 67 0.030% 0.026% NCBT 7 122 0.006% 0.008% Orangeburg 310 115 0.026% 0.016% Piedmont 63 155 0.011% 0.012% Upstate 372 199 0.026% 0.013% Total Net Charge-Offs 2,048 $ 2,346 $ 0.260% 0.228% NCO's as a % of YTD Ave. Loan Portfolio Annualized 3 Months Ended 12/31/08 3 Months Ended 09/30/08

30 Days & Greater Delinquencies 19 (dollars in thousands) Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Construction, development and land 3,088 $ 2,153 $ 3,901 $ 11,557 $ 11,919 $ Nonfarm non-residential 3,006 4,193 2,696 1,433 4,832 Multifamily residential real estate 509 1,502 1,608 980 962 Farmland 85 84 88 88 - Home equity loans 1,713 1,144 1,053 814 1,630 Other 1-4 family residential 5,559 5,433 4,189 5,190 7,710 Commericial and industrial loans 1,176 2,745 1,719 1,957 1,757 Other consumer loans 2,109 1,702 1,680 1,888 1,879 All other loans 15 313 146 46 3 Total $17,260 $19,269 $17,080 $ 23,953 $ 30,692

Loan Delinquencies 20 FDIC* Sep-08 Dec-08 Dec-08 30 to 89 Days Construction, development and land 0.79% 0.71% 2.80% Nonfarm non-residential 0.11% 0.48% 1.01% Multifamily residential real estate 0.00% 0.00% 1.41% Farmland 0.43% 0.00% 0.91% Home equity loans 0.23% 0.66% 0.93% Other 1-4 family residential 0.64% 0.86% 0.50% Commericial and industrial loans 0.82% 0.71% 0.96% Loans to individuals 1.43% 1.65% 2.97% All other loans 0.11% 0.01% 1.69% Greater than 89 Days (including nonaccrual) Construction, development and land 1.34% 1.52% 9.86% Nonfarm non-residential 0.10% 0.19% 1.58% Multifamily residential real estate 4.55% 2.96% 3.80% Farmland 0.00% 0.00% 1.37% Home equity loans 0.16% 0.07% 0.92% Other 1-4 family residential 0.54% 0.87% 2.62% Commericial and industrial loans 0.15% 0.08% 1.41% Loans to individuals 0.35% 0.24% 2.54% All other loans 0.00% 0.00% 1.10% * FDIC-Insured Financial Institutions (Asset Size $1-$10 billion)

Delinquent and Non-Performing Loan Overview 21 Loan Balance 30 Days and > Non-accrual Construction/Land Development 535,638 $ 3,790 $ - $ 8,129 $ 97 Commercial Non-Owner Occupied 330,792 413 - 1,807 57 Commercial Owner Occupied 423,345 3,026 - 548 24 Consumer Owner Occupied 293,521 2,190 - 2,662 113 Home Equity Lines 222,025 1,473 - 157 63 Commercial & Industrial 251,929 1,592 35 133 333 Consumer Non-Real Estate 95,098 1,580 118 70 1,774 Other Income Producing Property 141,516 1,652 90 1,118 49 Other 22,212 61 49 - 83 Total $ 2,316,076 $ 15,777 $ 292 $ 14,624 2,593 Number of Accounts Delinquent At December 31, 2008 (dollars in thousands) 90 Days and > and Still Accruing

Non-Performing Assets Quarterly Trend 22 % of Total NPAs as of (dollars in thousands) Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Dec-08 Construction/Land Development 1,450 $ 1,145 $ 2,079 $ 7,214 $ 8,129 $ 38.48% Commercial Non-Owner Occupied 1,421 1,670 1,922 1,191 1,808 8.56% Commercial Owner Occupied 412 661 693 485 548 2.59% Consumer Owner Occupied 2,004 2,222 1,783 2,237 2,664 12.61% Home Equity Lines 333 436 412 391 157 0.74% Commercial & Industrial 186 196 170 258 217 1.03% Consumer Non-Real Estate 179 307 196 398 137 0.65% Other Income Producing Property 247 252 130 169 1,208 5.72% Other 106 18 9 17 49 0.23% Total 6,338 6,907 7,394 12,360 14,917 70.61% Real Estate and Other Assets Owned 572 714 1,321 2,680 6,210 29.39% Total $ 6,910 $ 7,621 $ 8,715 $ 15,040 $ 21,127 100.00%

Non-Performing Assets by Regions 23 % of NPAs as of (dollars in thousands) Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Dec-08 Beaufort 2,038 $ 2,681 $ 2,421 $ 2,304 $ 2,876 $ 13.61% Charleston - 51 51 50 340 1.61% Grand Strand 285 221 124 3,728 7,392 34.99% Low Country 1,528 1,162 1,069 1,027 1,230 5.82% Midlands 350 333 328 243 504 2.39% NCBT - - 1,471 3,790 4,060 19.22% Orangeburg 388 458 495 912 814 3.85% Piedmont 627 624 525 800 861 4.08% Upstate 1,533 1,755 1,102 480 712 3.37% Other 161 337 1,129 1,706 2,338 11.07% Total $ 6,910 $ 7,622 $ 8,715 $ 15,040 $ 21,127 100.00%

Problem Assets 24 Dec-08 Sep-08 Non-accrual Loans 14,624 $ 11,564 $ Loans 90 Days or More Past Due/Accruing 293 796 Other Real Estate Owned 6,126 2,508 Other Non-performing Assets 84 172 Total 21,127 $ 15,040 $ Non-perfoming Assets/Total Assets 0.76% 0.54% Annualized Charge-offs/Average Loans 0.35% * 0.41% * Allowance/Non-performing Loans 211.34% 236.23% * Current quarter annualized At December 31, 2008 (Dollars in thousands)

25 Reasons For SCBT Asset Quality Markets did not get as overheated Credit Underwriting & Risk Selection 1. Small average loan size 2. Strong sponsors/guarantors 3. Active Pipeline Management 4. Team Approach – Joint Ownership of Portfolio by Line & Loan Administration Growth From Hiring Established Bankers in Market Lending to known entities under supervision of experienced regional line management

26 Reasons For SCBT Asset Quality (continued) Loan Administration Systems Built before Growth 1. Total staff of 25 led by experienced leadership team of 8 senior administrators with 207 total years of experience and 44.5 total years with SCBT 2. Robust Loan Committee and Credit Review Process 3. Central Underwriting & Document Preparation 4. Centralized Construction Loan Management 5. Centralized Appraisal Ordering and Review 6. Aggressive Troubled Loan Management by Special Assets Unit 7. Central Consumer Collections

Securities Portfolio Book Value Market Value Other Comprehensive Income (2) Other-Than- Temporary Impairment (2) AAA - A BBB BB or lower Not Rated US Agency Debentures $ 28,207 $ 28,672 $ 289 - $ $ 28,207 - $ - $ - $ Agency Mortgage-backed Securities - Fixed Rate 85,114 87,602 1,543 - - - - - Agency Mortgage-backed Securities - Variable Rate 77 76 (1) - - - - - Agency Collateralized Mortgage Obligations 44,818 45,827 626 - - - - - Trust Preferred Securities 17,011 10,083 (4,295) - 3,749 - 13,262 - Municipal (1) 35,677 34,135 (553) - 32,937 1,938 - 802 Corporate Stocks 458 402 20 (77) - - - 458 Total $ 211,362 $206,796 $ (2,371) $ (77) $ 64,893 $ 1,938 $ 13,262 $ 1,260 (1) Includes held-to-maturity and available-for-sale municipal securities. (2) Net of tax effects. Note : All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied AAA rating. At December 31, 2008 (Dollars in thousands)

Investment Portfolio Mix Fixed 96% Variable 4% Investment Portfolio (AFS & HTM) As of 12/31/08 Tax Equivalent Yield 5.56% Weighted Average Life 4.50 years Modified Duration 2.52 Total Carrying Value* 207,448 $ * Does not include FRB stock, FHLB stock, or investment in unconsolidated subsidiaries.

29 Net Charge-offs / Average Total Loans SCBT Financial Corporation Source: BHC Performance Report. 0.17% 0.35% 0.41% 0.13% 0.16% 0.16% 0.47% 0.66% 0.24% 0.39% 0.24% 0.13% 0.15% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2005 2006 2007 1Q '08 2Q '08 3Q '08 4Q'08 SCBTFC Peers

30 Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. Profitability $7,940 $10,533 $12,257 $13,834 $14,786 $14,016 $16,655 $19,805 $21,565 $15,785 $1.52 $2.32 $2.15 $1.93 $1.64 $1.73 $1.62 $1.44 $1.23 $0.93 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 $0.00 $0.30 $0.60 $0.90 $1.20 $1.50 $1.80 $2.10 $2.40 (in Thousands) Net Income EPS

31 Net Interest Margin (TE) Source: BHC Performance Report Peers are BHC with assets between $1 billion & $3 billion 3.85% 3.86% 3.91% 3.79% 3.81% 3.91% 4.04% 3.86% 3.99% 3.59% 4.07% 3.60% 3.63% 3.61% 3.78% 3.78% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 2005 2006 2007 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 SCBTFC Peers

32 Fee Income By Type SCBT Financial Corporation 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 2006 2007 2008 Service charges on deposit accounts 4,162 $ 3,805 $ 4,032 $ 4,157 $ 4,123 $ 13,377 $ 15,114 $ 16,117 $ Banckcard services income 1,070 1,156 1,276 1,247 1,153 3,422 4,136 4,832 Mortgage banking income (1) 631 1,030 1,240 507 678 3,464 3,596 3,455 Trust and investment services income 595 696 681 725 654 2,148 2,566 2,756 Total noninterest income 6,458 $ 6,687 $ 7,229 $ 6,636 $ 6,608 $ 22,411 $ 25,412 $ 27,160 $ (1) Mortgage banking income adjusted for reclassification of commission expense paid.

33 QUALITY GROWTH – TOTAL ASSETS 14.0% 8 yr CAGR (2000-2008) $970 $1,025 $1,145 $1,198 $1,439 $1,926 $2,178 $2,597 $2,767 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008

Loan Portfolio Summary 34 (dollars in thousands) Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Construction / land development 550,683 $ 591,139 $ 558,375 $ 558,261 $ 535,638 $ Commercial non-owner occupied 254,584 265,382 305,307 313,637 330,792 Consumer owner occupied 272,663 258,785 274,206 288,808 293,521 Home equity loans 164,104 173,927 199,191 212,131 222,025 Commercial owner occupied 308,864 338,518 381,488 407,296 423,345 Commercial & Industrial 257,170 245,423 249,593 231,300 251,929 Other income producing property 123,659 121,641 126,625 130,096 141,516 Consumer non real estate 118,756 111,154 106,580 102,415 95,098 Other 32,564 38,971 44,988 35,782 22,212 Total loans (net of unearned income) 2,083,047 $ 2,144,940 $ 2,246,353 $ 2,279,726 $ 2,316,076 $ Note : Construction/land development includes residential lot loans of the following amounts per quarter: 12/31/2007 - $146,277,000, 3/31/2008 - $142,565,000, 6/30/2008 - $124,150,000, 9/30/2008 - $120,912,000, and 12/31/2008 - $117,769,000.

35 LOAN PORTFOLIO 35 at December 31, 2008 Loan Portfolio by Type Other Loans 1% Home Equity Loans 10% Other Income Producing Property 6% Consumer Owner Occupied 13% Commercial & Industrial 11% Commercial owner- occupied 18% Residential Lot Loans 5% All Other Construction/Land Development 18% Commercial non-owner occupied 14% Consumer 4%

LOAN PORTFOLIO 36 at December 31, 2008 Loan Portfolio By Major Market Other 3% Grand Strand 7% Charleston 9% Beaufort 11% Midlands 11% Upstate 15% Piedmont - NCBT 22% Lowcountry 13% Orangeburg 9%

37 GROWTH - Total Deposits 13.9% 8 YR CAGR (2000 – 2008) $758 $812 $898 $946 $1,174 $1,473 $1,707 $1,928 $2,153 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008

38 GROWTH – Core Deposits 12.6% 7 YR CAGR (2000 – 2008) $638 $692 $749 $812 $1,012 $1,204 $1,335 $1,501 $1,643 $0 $300 $600 $900 $1,200 $1,500 $1,800 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008

39 DEPOSITS at December 31, 2008 Deposit Mix Savings 7% Interest-bearing Deposits 26% Demand Deposits 14% CDs < $100,000 24% CDs > $100,000 24% Brokered Deposits 5%

40 DEPOSITS at December 31, 2008 Deposits by Major Market Beaufort 10% Grand Strand 4% Midlands 9% Upstate 9% Piedmont - NCBT 20% Orangeburg 17% Lowcountry 22% Charleston 3% Other 6%

41 OPERATING EFFICIENCY 41 45 50 50 62.95% 63.49% 64.01% 65.31% 30 35 40 45 50 55 60 2005 2006 2007 2008 30.00% 40.00% 50.00% 60.00% 70.00% Number of Branches Efficiency Ratio

42 Analyst Recommendations Analyst January 2009 Recommendation Keefe, Bruyette & Woods MARKET PERFORM FIG Partners OUTPERFORM SunTrust Robinson Humphrey BUY Sandler O’Neill + Partners HOLD Howe Barnes NEUTRAL (Feb. 2009)

43 INVESTOR CONTACTS Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer and Chief Financial Officer Richard C. Mathis Executive Vice President and Chief Risk Officer 520 Gervais Street Columbia, South Carolina 29201 803-771-2265 www.scbtonline.com